UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   July 8, 2009
                                                  ------------------------------

                             SALISBURY BANCORP, INC.
               (Exact name of registrant as specified in charter)

     Connecticut                       000-24751                  06-1514263
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(State or other                       (Commission               (IRS Employer
jurisdiction of incorporation)        File Number)           Identification No.)

5 Bissell Street, Lakeville, Connecticut                       06039-1868
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(Address of principal executive offices)                       (zip code)


Registrant's telephone number, including area code:  (860) 435-9801
                                                     --------------


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

[_] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))


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[_]   Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under  the
      Exchange Act (17 C.F.R. 240.13e-4(c))




























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Form 8-K, Current Report
Salisbury Bancorp, Inc.


Section 8. Other Events

Item 8.01. Other Events
-----------------------

      The Board of Directors of Salisbury Bancorp, Inc. declared a $0.28 per share quarterly cash dividend at their July 8, 2009 Board Meeting.

      The quarterly cash dividend will be paid on August 5, 2009 to shareholders of record as of July 22, 2009.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits
--------------------------------------------

           (c) Exhibits 99.1 Press Release dated July 8, 2009

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: July 8, 2009                     SALISBURY BANCORP, INC.


                                        By:  _____________________

                                             Richard J. Cantele, Jr.
                                             President & Chief Executive Officer








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